UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 6, 2020

FEDERAL AGRICULTURAL MORTGAGE CORPORATION
(Exact name of registrant as specified in its charter)

Federally chartered instrumentality of the United States	001-14951	52-1578738

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1999 K Street, N.W., 4th Floor,		20006
Washington,	DC
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code (202) 872-7700
No change
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Exchange on which registered
Class A voting common stock	AGM.A	New York Stock Exchange
Class C non-voting common stock	AGM	New York Stock Exchange
5.875% Non-Cumulative Preferred Stock, Series A	AGM.PRA	New York Stock Exchange
6.000% Fixed-to-Floating Rate Non-Cumulative Preferred Stock, Series C	AGM.PRC	New York Stock Exchange
5.700% Non-Cumulative Preferred Stock, Series D	AGM.PRD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03    Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 6, 2020, the Board of Directors (the “Board”) of the Federal Agricultural Mortgage Corporation (“Farmer Mac”) adopted amendments to Farmer Mac’s by-laws, as amended and restated (the “By-Laws”). The By-Laws amend Farmer Mac's prior by-laws, dated May 9, 2019, as described below:

•
Article III, Section 1 (Officers and Employees; Number and Type): This section was amended to add clarifying language that the Chief Executive Officer shall appoint the Controller of the Corporation (unless the Controller also has the rank of Senior Vice President or higher, in which case the Board of Directors shall appoint the Controller by resolution).

•	Article V (Board of Directors): The following amendments were made to this Article:

◦	Section 9 (Chairman and Vice Chairman): This section was amended to change “Chairman” to “Chairperson” and the term “Chair” was defined for the rest of the document.

◦
Section 10(c) (Standing Committees; Corporate Governance Committee): This section was amended to add language for crisis management responsibilities to the Corporate Governance Committee (in consultation with the Chair of the Enterprise Risk Committee).

◦
Section 10(g) (Standing Committees; Public Policy and Corporate Social Responsibility Committee): This section was amended to add a corporate social responsibility title and responsibilities to the Public Policy Committee.

•
Article IX, Section 1 (Contracts, Loans, Checks, Deposits and Statements; Contracts): This section was amended to authorize the Board to delegate to any officer the authority to further designate employees who may execute and deliver contracts on behalf of Farmer Mac, with evidence of any such further designation required be provided to the Corporation’s Enterprise Risk Officer.

•	Additionally, throughout the document all “Chairman” references were changed to “Chair” and “or her” was added where appropriate.

The foregoing summary of the amendments to the By-Laws does not purport to be complete and is qualified in its entirety by reference to the complete text of the By-Laws as amended by the Board through May 6, 2020, which is filed as Exhibit 3.1 to this report and incorporated by reference into this report in its entirety.

Item 7.01    Regulation FD Disclosure.

On May 12, 2020, Farmer Mac issued a press release to announce that Amy H. Gales and W. David Hemingway have been elected as the newest members of the company’s board of directors. A copy of the press release is attached to this report as Exhibit 99. All references to www.farmermac.com in Exhibit 99 are inactive textual references only, and the information contained on Farmer Mac’s website is not incorporated by reference into this report.

The information furnished in this Item 7.01, including Exhibit 99, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor will any of such information or portion of the Exhibit be deemed incorporated by reference into any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.        Financial Statements and Exhibits.

(d)    Exhibits

3.1	By-Laws of the Federal Agricultural Mortgage Corporation, as amended and restated by the Board of Directors through May 6, 2020
99	Press Release dated May 12, 2020
104
Cover Page Inline Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document included as Exhibit 101

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL AGRICULTURAL MORTGAGE CORPORATION

By: /s/ Stephen P. Mullery
Name: Stephen P. Mullery
Title: Executive Vice President – General Counsel

Dated: April 6, 2020